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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-IA1)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-105982                 33-0885129
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California 92868                                        92868
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0600


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Item 5.  Other Events

Description of the Mortgage Pool

         Ameriquest Mortgage Securities Inc. (the "Registrant") plans a series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-IA1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2003-IA1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Series Term Sheets

         Greenwich Capital Markets, Inc. ("GCM"), Goldman, Sachs & Co. and Bear, Stearns & Co. Inc. (collectively the "Underwriters") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Series Term Sheets", in written form, which Series Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Series Term Sheets have been provided by the Underwriters. The information in the Series Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Series Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Series Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.  Financial Statements and Exhibits

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         Exhibit No.               Description
         -----------               -----------
             99.1                  Series Term Sheets (as defined in Item 5)
                                   that have been provided by the Underwriters to certain prospective purchasers of
                                   Ameriquest Mortgage Securities Inc.,
                                   Asset-Backed Pass-Through Certificates,
                                   Series 2003-IA1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 22, 2003


                                    AMERIQUEST MORTGAGE SECURITIES INC.


                                    By:   /s/ Jule J. Keen
                                          ----------------------
                                    Name:     Jule J. Keen
                                    Title:    EVP

                                Index to Exhibits




                                                                   Sequentially
     Exhibit No.      Description                                 Numbered Page
     -----------      -----------                                 -------------
        99.1          Series Term Sheets (as defined in Item 5)         P
                      that have been provided by the Underwriters to certain prospective purchasers of
                      Ameriquest Mortgage Securities Inc.,
                      Asset-Backed Pass-Through Certificates,
                      Series 2003-IA1.

                                  EXHIBIT 99.1

                                [FILED BY PAPER]